Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 3, 2026, is entered into by and among Full House Resorts, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party hereto, Capital One, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), the Lenders party hereto and the Issuing Lenders party hereto.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement (as defined below), and the rules of construction set forth in the Credit Agreement shall apply to this Amendment.

RECITALS

WHEREAS, the Borrower, the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent have entered into that certain Credit Agreement, dated as of March 31, 2021 (as amended by that certain First Amendment to Credit Agreement, dated as of February 7, 2022, that certain Second Amendment to Credit Agreement, dated as of February 21, 2023, that certain Third Amendment to Credit Agreement, dated as of March 5, 2025, and as further amended, amended and restated, refinanced, supplemented or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”); and

WHEREAS, the Loan Parties have requested that the Administrative Agent and the existing Lenders amend certain provisions of the Credit Agreement, and the Administrative Agent and each of the Lenders party hereto (constituting all of the Lenders) have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.Amendment to Credit Agreement.  Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the Loan Parties set forth in this Amendment, each of the parties hereto agrees that, effective on the Effective Date:
(a)Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Final Maturity Date” as follows:

“Final Maturity Date” means August 15, 2027.

(b)Section 1.01 of the Credit Agreement is hereby amended by deleting the defined term “Third Amendment Financial Statements” in its entirety.
(c)Section 1.01 of the Credit Agreement is hereby amended by adding the following as a new defined term in alphabetical order:

“Fourth Amendment Financial Statements” means (a) the audited consolidated balance sheet of the Borrower and its Subsidiaries for the Fiscal Years ended December 31, 2024, December 31, 2023, December 31, 2022, and December 31, 2021, and the related consolidated statement of operations, shareholders’ equity and cash flows for the Fiscal Year then ended; and (b) the unaudited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal quarters ended March 31, 2025, June 30, 2025 and September 30, 2025, and the related consolidated statement of operations, shareholder’s equity and cash flows for the nine months then ended.

(d)Each of Section 6.01(g) and Section 6.01(j) of the Credit Agreement is hereby amended by replacing each reference to “Third Amendment Financial Statements” with “Fourth Amendment Financial Statements”.
SECTION 2.Representations and Warranties of the Loan Parties.  Each Loan Party hereby represents and warrants, as of the Effective Date, as follows:
(a)The Borrower and each of its Restricted Subsidiaries (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization or formation, (ii) has all requisite entity power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrower, to make the borrowings under the Credit Agreement, and, in the case of the Loan Parties, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect.
(b)The execution, delivery and performance by each Loan Party of this Amendment, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable Requirement of Law (including any and all Gaming Laws) or (C) any Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval (including any and all Gaming Licenses) applicable to its operations or any of its properties, except, in the case of clauses (ii)(B), (ii)(C) or (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.
(c)This Amendment has been duly executed and delivered by each Loan Party party hereto, and this Amendment is a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
(d)No Default or Event of Default has occurred and is continuing on the Effective Date or would result from this Amendment or any other Loan Documents becoming effective in accordance with its or their respective terms.
(e)After giving effect to the transactions contemplated by this Amendment and before and after giving effect to the Revolving Loans made, and the Letters of Credit issued, the Borrower and its Restricted Subsidiaries on a consolidated basis are Solvent.  No transfer of property is being made by the Borrower or any of its Restricted Subsidiaries and no obligation is being incurred by the Borrower or any of its Restricted Subsidiaries in connection with the transactions contemplated by this Amendment or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of the Borrower or any of its Restricted Subsidiaries.
(f)As of the Effective Date, the Borrower has no Unrestricted Subsidiaries.

(g)The representations and warranties contained in Article VI of the Credit Agreement and in each other Loan Document, certificate or other writing delivered to any Secured Party pursuant hereto or thereto on or prior to the date hereof are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date).
SECTION 3.Effectiveness.  This Amendment shall be effective at the time that each of the conditions precedent set forth in this Section 3 shall have been satisfied or waived (such date, the “Effective Date”):
(a)Amendment.  The Administrative Agent shall have received duly executed counterparts of this Amendment signed by the Loan Parties, each Lender party hereto (constituting all of the Lenders), each Issuing Lender and the Administrative Agent.
(b)Representations and Warranties.  The representations and warranties set forth in Section 2 shall be true, correct and complete in all respects as of the Effective Date.
(c)No Default or Event of Default.  No Default or Event of Default has occurred and is continuing on the Effective Date or would result from this Amendment becoming effective in accordance with its or their respective terms.
(d)Search Results.  The Administrative Agent shall have received the results of searches for any effective UCC financing statements, tax Liens or judgment Liens filed against any Loan Party or its property, which results shall not show any such Liens (other than Permitted Liens).
(e)Expenses.  The Borrower shall have paid on or before the Effective Date all fees, costs and expenses then payable pursuant to the Credit Agreement and the other Loan Documents (including this Amendment), including, without limitation, pursuant to Section 12.04 of the Credit Agreement (including, without limitation, reasonable legal fees and expenses of Latham & Watkins LLP).
(f)Legal Opinions.  The Administrative Agent shall have received legal opinions of (i) Brownstein Hyatt Farber Schreck LLP, and (ii) Dentons Bingham Greenebaum LLP, counsel to the Loan Parties, as to such matters as the Administrative Agent and the Lenders may reasonably request, in each case, dated as of the Effective Date.
(g)Secretary’s Certificates.  The Administrative Agent shall have received a certificate of an Authorized Officer of each Loan Party, dated as of the Effective Date, (I) certifying (A) as to copies of the Governing Documents of such Loan Party, together with all amendments thereto (including, without limitation, a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party certified as of a recent date by an appropriate official of the jurisdiction of organization of such Loan Party which shall set forth the same complete name of such Loan Party as is set forth herein and the organizational number of such Loan Party, if an organizational number is issued in such jurisdiction), (B) as to a copy of the resolutions of such Loan Party authorizing the transactions contemplated by this Amendment and the execution, delivery and performance by such Loan Party of this Amendment and the execution and delivery of the other documents to be delivered by such Person in connection herewith and (C) the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith or therewith, together with evidence of the incumbency of such authorized officers and (II) attaching a certificate of the appropriate official(s) of the jurisdiction of organization of each Loan Party certifying as of a recent date as to the subsistence in good standing of, and the payment of taxes by, such Loan Party in such jurisdiction.

(h)Closing Certificate.  The Administrative Agent shall have received a certificate of an Authorized Officer of the Borrower, dated as of the Effective Date, certifying as to (i) the satisfaction of the conditions set forth in this Section 3 and (ii) the compliance with the representations and warranties set forth in Section 6.01(g) of the Credit Agreement.
(i)Solvency Certificate.  The Administrative Agent shall have received a certificate of an Authorized Officer of the Borrower, dated as of the Effective Date, certifying as to the solvency of the Borrower and the Loan Parties on a consolidated basis (before and after giving effect to the transactions on the Effective Date).
(j)Approvals.  All material consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority (including any Gaming Authority) or other Person required in connection with this Amendment (including the extensions of credit hereunder) and the other Loan Documents shall have been obtained and shall be in full force and effect.
(k)Know-Your-Customer Requirements.  The Administrative Agent and the Lenders shall have received all documentation and other information reasonably requested at least five (5) Business Days prior to the Effective Date that is required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, and all such documentation and other information shall be in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.
(l)Beneficial Ownership Certification.  The Administrative Agent and the Lenders shall have received, at least two (2) Business Days prior to the Effective Date (or such later date as agreed to by the Administrative Agent and the Lenders), a Beneficial Ownership Certification in relation to the Borrower if it qualifies as a “legal entity customer” under the Beneficial Ownership Regulation to the extent requested not less than ten (10) Business Days prior to the Effective Date.
(m)Flood Insurance Requirements.  The Administrative Agent shall have received evidence as to (A) whether any Mortgaged Property is a Flood Hazard Property and (B) if any Mortgaged Property is a Flood Hazard Property, (x) whether the community in which such Mortgaged Property is located is participating in the National Flood Insurance Program, (y) the applicable Loan Party’s written acknowledgment of receipt of written notification from the Administrative Agent (I) as to the fact that such Mortgaged Property is a Flood Hazard Property and (II) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (z) copies of insurance policies or certificates of insurance of the Borrower and its Restricted Subsidiaries evidencing flood insurance reasonably satisfactory to the Administrative Agent and naming the Collateral Trustee as lenders loss payee on behalf of the Lenders.
(n)Extension Fee.  The Borrower shall have paid to the Administrative Agent, for the account of each Lender under the Credit Agreement who has consented to this Amendment, an extension fee equal to 0.10% of such Lender’s Revolving Credit Commitment under the Credit Agreement on the Effective Date.

SECTION 4.Reaffirmation.  Each Loan Party (a) acknowledges and agrees that all of such Loan Party’s obligations under the Loan Documents (as amended, modified, extended or affected hereby) to which it is a party are reaffirmed and remain in full force and effect on a continuous basis as amended, modified, extended or affected by this Amendment, (b) reaffirms each Lien and security interest granted by it to the Collateral Trustee for the benefit of the Secured Parties to secure the Obligations (as amended, modified, extended or affected hereby) and the Guarantees of the Obligations (as amended, modified, extended or affected hereby) made by it pursuant to the Credit Agreement and (c) acknowledges and agrees that the grants of Liens and security interests by and the Guarantees of the Loan Parties contained in the Credit Agreement and the other Loan Documents are, and shall remain, in full force and effect after giving effect to this Amendment and the Credit Agreement and the transactions contemplated hereby and thereby.  Each Loan Party hereby consents to the amendments to the Credit Agreement effectuated hereby.
SECTION 5.Release.  Subject to the occurrence of the Effective Date, each Loan Party hereby releases the Administrative Agent, the Lenders, the other Secured Parties and each of their Affiliates and subsidiaries and each of their respective officers, directors, employees, shareholders, agents and representatives as well as their respective successors and assigns (collectively, the “Released Parties”) from any and all claims, obligations, rights, causes of action, and liabilities, of whatever kind or nature, whether known or unknown, arising before the Effective Date, which any Loan Party ever had, now has or, to the extent arising prior to the Effective Date, hereafter shall have for, upon or by reason of any matter, cause or thing whatsoever, which are based upon, arise under or are related to the Loan Documents; provided that, the foregoing release shall not extend to any claim arising out of the bad faith, gross negligence, fraud or willful misconduct of any Released Party as determined by a final non-appealable judgment by a court of competent jurisdiction.  Notwithstanding anything to the contrary contained above, the foregoing release does not apply to any claims, obligations, rights, causes of action, and liabilities (or losses, damages, judgments, levies and executions resulting therefrom) first arising on or after the Effective Date.
SECTION 6.Reference to and Effect upon the Loan Documents.
(a)Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Loan Documents before giving effect to this Amendment, and all rights of the members of the Secured Parties and all of the Obligations, shall remain in full force and effect.  Each of the Loan Parties hereby confirms that the Credit Agreement and the other Loan Documents are in full force and effect and that, as of the Effective Date, no Loan Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement or any other Loan Document and nothing herein shall be deemed or otherwise construed to constitute a course of dealing between the parties hereto.
(b)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement, this Amendment or any other Loan Document, (ii) except as expressly provided herein, amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power or remedy of any Secured Party or (iii) constitute a course of dealing or other basis for altering any obligations or any other contract or instrument.
(c)From and after the Effective Date, (i) all references to “Agreement,” “hereunder,” “hereof” or words of like import in the Credit Agreement and all references to the term “Credit Agreement,” “thereunder,” “thereof” or words of like import in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby, and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include this Amendment.
(d)Neither the Administrative Agent nor any Lender has waived, is by this Amendment waiving or has any intention of waiving (regardless of any delay in exercising such rights and remedies) any Default or Event of Default which may be continuing on the Effective Date or any Default or Event of Default which may occur after the Effective Date, and neither the Administrative Agent nor any Lender has agreed to forbear with respect to any of its rights or remedies concerning any Defaults or Events of Default, which may have occurred or are continuing as of the Effective Date, or which may occur after the Effective Date.

(e)The parties hereto expressly acknowledge that it is not their intention that this Amendment or any of the other Loan Documents executed or delivered pursuant hereto constitute a satisfaction, reinstatement, novation or release of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, but rather constitute a modification thereof or supplement thereto pursuant to the terms contained herein.
SECTION 7.Costs and Expenses.  The expense reimbursement provisions set forth in Section 12.04 (Expenses; Attorneys’ Fees) of the Credit Agreement shall apply to this Amendment mutatis mutandis.
SECTION 8.Governing Law; Consent to Jurisdiction; Service of Process and Venue; Waiver of Jury Trial, Etc.  Each party hereto agrees that Sections 12.09 (Governing Law), 12.10 (Consent to Jurisdiction; Service of Process and Venue) and 12.11 (Waiver of Jury Trial, Etc.) of the Credit Agreement shall apply to this Amendment mutatis mutandis.
SECTION 9.Headings.  Headings used in this Amendment are for convenience only and shall not affect the interpretation of any provision hereof.
SECTION 10.Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
SECTION 11.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment.  The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.  Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:

FULL HOUSE RESORTS, INC.

By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: President, Chief Financial Officer, and Treasurer

GUARANTORS:

FHR-ATLAS LLC

By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: Vice President and Treasurer

FHR-COLORADO LLC

By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: Vice President and Treasurer

FULL HOUSE SUBSIDIARY, INC.

By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: Vice President and Treasurer

FULL HOUSE SUBSIDIARY II, INC.

By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: Vice President and Treasurer

[Signature Page to Fourth Amendment to Credit Agreement]

GAMING ENTERTAINMENT (INDIANA) LLC

By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: Vice President and Treasurer

GAMING ENTERTAINMENT (KENTUCKY) LLC
By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: Vice President and Treasurer

GAMING ENTERTAINMENT (NEVADA) LLC

By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: Vice President and Treasurer

RICHARD AND LOUISE JOHNSON, LLC

By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: Vice President and Treasurer

SILVER SLIPPER CASINO VENTURE LLC

By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: Vice President and Treasurer

STOCKMAN’S CASINO

By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: Vice President and Treasurer

FHR-ILLINOIS LLC

By:	/s/ Lewis Fanger
Name: Lewis Fanger
Title: Vice President and Treasurer

[Signature Page to Fourth Amendment to Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent, an Issuing Lender and a Lender

By:	/s/ Jay Patel
Name: Jay Patel
Title: Duly Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]